SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     February 12, 2004

CNH CAPITAL RECEIVABLES INC. /CNH EQUIPMENT TRUST 2003-B

(Exact Name of Registrant as Specified in Charter)

Delaware	333-98887	39-1995297
Delaware	333-98887-01	20-0405729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois		60045
c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware		19711
(Address of Principal Executive Offices)		(Zip Code)

(847) 735-9200
Registrant’s telephone number, including area code	(302) 283-8079

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

In the Prospectus Supplement dated November 13, 2003, issued under Registration Statement No. 333-98887, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2003-B after the addition of the additional receivables.  Following below is such information:

Composition of the Receivables as of the End of the Pre-Funding Period

Weighted Average Adjusted APR	Aggregate Statistical Contract Value	Number of Receivables	Weighted Average Remaining Term	Weighted Average Original Term	Average Statistical Contract Value
4.351%	$1,137,537,591.90	43,028	48.727 months	53.005 months	$26,437.15

Distribution by Receivable Type of the Receivables Pool as of the End of the Pre-Funding Period

Receivable Type	Number of Receivables	Aggregate Statistical Contract Value	Percent of Aggregate Statistical Contract Value
Retail Installment Contracts	43,028	$1,137,537,591.90	100.00%

Distribution by Contract Annual Percentage Rate

of the Receivables as of the End of the Pre-Funding Period

Contract APR Range (%)	Number of Receivables	Aggregate Statistical Contract Value	Percent of Aggregate Statistical Contract Value
0.000 - 0.999	7,403	$170,560,111.28	14.99%
1.000 - 1.999	1,993	58,561,591.80	5.15
2.000 - 2.999	5,907	152,564,677.04	13.41
3.000 - 3.999	3,188	91,164,156.26	8.01
4.000 - 4.999	4,062	150,241,131.03	13.21
5.000 - 5.999	4,788	194,752,791.53	17.12
6.000 - 6.999	4,087	137,838,860.78	12.12
7.000 - 7.999	5,575	112,328,501.54	9.87
8.000 - 8.999	3,056	40,381,609.20	3.55
9.000 - 9.999	1,892	18,303,798.96	1.61
10.000 - 10.999	637	7,726,482.41	0.68
11.000 - 11.999	279	2,085,442.52	0.18
12.000 - 12.999	122	733,117.79	0.06
13.000 - 13.999	30	268,708.18	0.02
14.000 - 14.999	7	23,910.21	0
15.000 - 15.999	1	1,677.37	0
16.000 - 16.999	1	1,024.00	0
Total:	43,028	$1,137,537,591.90	100.00%

Distribution by Equipment Type of the

Receivables as of the End of the Pre-Funding Period

Type	Number of Receivables	Aggregate Statistical Contract Value	Percent of Aggregate Statistical Contract Value
Agriculture - New	19,127	$449,056,724.58	39.48%
Agriculture - Used	13,832	387,099,393.98	34.03
Construction - New	7,470	238,197,263.23	20.94
Construction - Used	2,599	63,184,210.11	5.55
Total:	43,028	$1,137,537,591.90	100.00%

Distribution by Payment Frequency of the

Receivables as of the End of the Pre-Funding Period

Frequency	Number of Receivables	Aggregate Statistical Contract Value	Percent of Aggregate Statistical Contract Value
Annual(1)	16,772	$530,716,629.93	46.65%
Semiannual	1,227	32,408,816.50	2.85
Quarterly	343	8,831,555.22	0.78
Monthly	23,374	488,019,800.77	42.9
Irregular	1,312	77,560,789.48	6.82
Total:	43,028	$1,137,537,591.90	100.00%

(1) Approximately 7.32%, 0.56%, 1.13%, 1.64%, 0.73%, 4.48%, 7.37%, 10.64%, 18.38%, 14.48%, 12.68% and 20.58% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.

Distribution by Current Statistical Contract Value of the

Receivables as of the End of the Pre-Funding Period

Statistical Contract Value Range ($)	Number of Receivables	Aggregate Statistical Contract Value	Percent of Aggregate Statistical Contract Value
Up to - 4,999.99	4,435	$14,219,200.12	1.25%
5,000.00 - 9,999.99	7,323	54,598,392.33	4.8
10,000.00 – 14,999.99	7,854	98,156,543.81	8.63
15,000.00 – 19,999.99	6,284	108,738,897.40	9.56
20,000.00 – 24,999.99	3,876	86,261,658.63	7.58
25,000.00 – 29,999.99	2,398	65,408,393.14	5.75
30,000.00 – 34,999.99	1,611	51,863,905.19	4.56
35,000.00 – 39,999.99	1,240	46,341,829.51	4.07
40,000.00 – 44,999.99	1,085	45,907,443.94	4.04
45,000.00 – 49,999.99	968	45,887,812.04	4.03
50,000.00 – 54,999.99	849	44,409,085.53	3.9
55,000.00 – 59,999.99	733	41,996,049.92	3.69
60,000.00 – 64,999.99	646	40,181,947.46	3.53
65,000.00 – 69,999.99	489	32,849,822.70	2.89
70,000.00 – 74,999.99	389	28,107,335.75	2.47
75,000.00 – 79,999.99	347	26,863,569.24	2.36
80,000.00 – 84,999.99	302	24,828,940.76	2.18
85,000.00 – 89,999.99	250	21,820,112.00	1.92
90,000.00 – 94,999.99	240	22,161,740.90	1.95
95,000.00 – 99,999.99	208	20,281,725.00	1.78
100,000.00 - 199,999.99	1,348	172,059,944.21	15.13
200,000.00 - 299,999.99	119	28,811,687.58	2.53
300,000.00 - 399,999.99	16	5,433,769.61	0.48
400,000.00 - 499,999.99	11	5,054,182.29	0.44
500,000.00 and above	7	5,293,602.84	0.47
Total:	43,028	$1,137,537,591.90	100.00%

Geographic Distribution of the

Receivables as of the End of the Pre-Funding Period

State(2)	Number of Receivables	Aggregate Statistical Contract Value	Percent of Aggregate Statistical Contract Value
Alabama	415	$9,530,821.78	0.84%
Alaska	29	926,621.75	0.08
Arizona	328	14,552,506.35	1.28
Arkansas	1,379	47,257,601.10	4.15
California	1,344	46,624,384.70	4.1
Colorado	473	15,474,511.33	1.36
Connecticut	242	5,981,980.84	0.53
Delaware	199	4,991,837.41	0.44
District of Columbia	2	81,243.15	0.01
Florida	1,034	28,882,389.81	2.54
Georgia	1,242	25,459,674.15	2.24
Hawaii	103	3,215,247.42	0.28
Idaho	582	20,170,022.83	1.77
Illinois	2,099	68,143,276.21	5.99
Indiana	1,516	37,550,829.30	3.3
Iowa	1,859	62,556,196.14	5.5
Kansas	932	26,207,365.20	2.3
Kentucky	1,046	21,630,173.51	1.9
Louisiana	825	30,406,793.87	2.67
Maine	222	4,070,487.32	0.36
Maryland	955	16,441,509.63	1.45
Massachusetts	216	4,616,187.22	0.41
Michigan	1,347	27,966,675.64	2.46
Minnesota	1,966	58,765,879.47	5.17
Mississippi	754	28,052,269.44	2.47
Missouri	1,417	38,361,004.41	3.37
Montana	434	13,081,943.89	1.15
Nebraska	954	32,162,923.71	2.83
Nevada	156	6,683,148.96	0.59
New Hampshire	212	4,966,465.64	0.44
New Jersey	588	12,277,766.37	1.08
New Mexico	148	3,678,258.27	0.32
New York	1,856	33,570,367.62	2.95
North Carolina	1,083	27,428,666.27	2.41
North Dakota	681	21,831,837.02	1.92
Ohio	1,609	33,344,196.87	2.93
Oklahoma	625	15,602,838.16	1.37
Oregon	580	15,830,933.41	1.39
Pennsylvania	1,899	41,705,344.31	3.67
Rhode Island	30	711,596.15	0.06
South Carolina	739	16,929,607.94	1.49
South Dakota	1,017	29,324,624.69	2.58
Tennessee	1,131	26,038,758.69	2.29
Texas	2,679	62,653,238.59	5.51
Utah	189	5,266,572.78	0.46
Vermont	229	3,965,792.48	0.35
Virginia	1,162	22,319,650.70	1.96
Washington	628	17,904,319.50	1.57
West Virginia	230	4,615,546.13	0.41
Wisconsin	1,509	33,370,933.71	2.93
Wyoming	133	4,327,130.59	0.38
Other	1	27,639.47	0
Total:	43,028	$1,137,537,591.90	100.00%

(2) Based upon billing address of the obligors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES INC.
(Registrant)

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: February 12, 2004
CNH EQUIPMENT TRUST 2003-B
(Registrant)

	By:	Case Credit Corporation
Administrator of the CNH Equipment Trust 2003-B
(Co-Registrant)

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: February 12, 2004